                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

         Set forth below is a list of all of the subsidiaries of Dura Automotive Systems, Inc. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.

                                                                                                 JURISDICTION
NAME                                                                                             FORMATION
Dura Operating Corp   .......................................................................... Delaware
   Dura Automotive Systems of Indiana, Inc...................................................... Indiana
   Autopartes Excel de Mexico, S.A. de C.V...................................................... Mexico
   Dura de Mexico, S.A. de C.V.................................................................. Mexico
   Dura Automotive Systems Export, Inc.......................................................... Barbados
   Dura Global Technologies, Inc................................................................ Michigan
   Dura Aircraft Operating Company, LLC......................................................... Michigan
   Dura Brake Systems, LLC...................................................................... Michigan
   Dura G.P..................................................................................... Delaware
   Dura Shifter , LLC .......................................................................... Michigan
   Dura Services, LLC ...........................................................................Michigan
   Dura Mancelona, LLC.......................................................................... Michigan
   Dura Fremont, LLC  .......................................................................... Michigan
   Dura Gladwin, LLC  .......................................................................... Michigan
   Atwood Automotive, Inc....................................................................... Michigan
   Atwood Mobile Products, Inc.................................................................. Illinois
      Creation Group Holdings, Inc.............................................................. Indiana
        Creation Group Transportation, Inc...................................................... Indiana
        Kemberly, Inc........................................................................... Indiana
           Kemberly, LLC........................................................................ Indiana
        Creation Group, Inc..................................................................... Indiana
           Spec-Temp, Inc....................................................................... Ohio
           Creation Windows, Inc................................................................ Pennsylvania
              Creation Windows, LLC............................................................. Pennsylvania
      Shanghai Sanfeng Atwood Electric Co. Ltd. JV (4).......................................... China
   Mark I Molded Plastics of Tennessee, Inc..................................................... Tennessee
   Dura/Excel do Brasil Ltda.................................................................... Brazil
      Dura Automotive Systems do Brasil Ltda.................................................... Brazil
   Dura UK Limited ............................................................................. UK
      Trident Automotive Limited................................................................ UK
        Dura Holdings Limited................................................................... UK
           Rearsby Group Ltd.................................................................... UK
           Adwest Electronics, Inc.............................................................. Delaware
           Dura Automotive Limited.............................................................. UK
              Western Thomson India Limited (1)................................................. India
           Carbin Ltd .......................................................................... UK
           Dura Cables Limited.................................................................. UK
           Adwest Electrical Systems Ltd........................................................ UK
        ACK Controls, Inc.(5)................................................................... Delaware
        Spicebright Limited..................................................................... UK
           Adwest Horndraulic Australia......................................................... Australia
           Moblan Investments, B.V. ............................................................ The Netherlands
              Dura Automotive, S.L.(3).......................................................... Spain
           Dura Automotive Holding Verwaltungs GmbH............................................. Germany
           Dura Automotive Systems SAS. (6)..................................................... France
              Dura Automotive Systemes Europe S.A............................................... France
               Dura Automotive Holding GmbH & Co KG (2)......................................... Germany
                Dura Automotive Grundstuckverwaltung GmbH....................................... Germany

                                                                                                 JURISDICTION
NAME                                                                                             FORMATION
                Dura Automotive Systems Einbeck GmbH............................................ Germany
                   Dura Automotive Systems Rotenburg GmbH....................................... Germany
                   Dura Automotive Systems Kohler GmbH.......................................... Germany
                Dura Automotive Systems GmbH.................................................... Germany
                Dura Automotive Systems Reiche GmbH............................................. Germany
                Dura Automotive Systems Reiche GmbH & Co. KG.................................... Germany
   Dura Automotive Canada ULC................................................................... Nova Scotia
      Dura Ontario Inc.......................................................................... Canada
      Dura Automotive Systems Cable Operations, Inc............................................. Delaware
      Universal Tool & Stamping Company, Inc.................................................... Indiana
      Dura Canada, L.P.......................................................................... Canada
        Dura Automotive Systems (Canada), Ltd................................................... Canada
           Trident Automotive Limited........................................................... Canada
           Trident Automotive L.P............................................................... Delaware
              Trident Automotive Canada Co...................................................... Nova Scotia
                Trident Automotive L.L.C........................................................ Delaware
   Dura Holding Germany GmbH.................................................................... Germany
      Dura Automotive Body & Glass Systems GmbH & Co............................................ Germany
        Dura Automotive Selbecke Leisten & Blenden GmbH......................................... Germany
        Dura Automotive Plettenberg Leisten und Blenden GmbH.................................... Germany
        Dura Automotive Herne Karosseriekomponenten GmbH........................................ Germany
        Dura Automotive Plettenberg Glasmodule GmbH............................................. Germany
        Dura Automotive Plettenberg Kunststoffteile GmbH........................................ Germany
        Dura Automotive Plettenberg Werkzeugbau-und Werkserhaltungs GmbH........................ Germany
        Dura Automotive Plettenberg Entwicklungs-und Vertriebs GmbH............................. Germany
        Dura Automotive Plettenberg Oberflachenveredelung GmbH.................................. Germany
        Dura Automotive Handels-und Beteiligungsgesellschaft GmbH............................... Germany
           Dura Automotive GmbH Projektgesellschaft............................................. Germany
           Schade Deco-Systems GmbH............................................................. Germany
           Dura Automotive Body & Glass Systems UK Ltd.......................................... UK
              Dura Shifter Systems UK Ltd. (7).................................................. UK
           Dura Automotive Automocion S.A....................................................... Spain
           Dura Automotive Portuguesa Industria de Componentes para Automovels Lda.............. Portugal
              Dura Automotive CZ s.r.o.........................................................  Czech Republic
           Dura Automotive Body & Glass Systems Components, a.s................................. Slovakia
           Dura Automotive Systems CZ s.r.o..................................................... Czech Republic
           Dura Automotive Glass UK Ltd......................................................... UK
           Dura Automotive Finarzierungsgesellschaft GmbH....................................... Germany
           Dura Automotive Romania SRL.......................................................... Romania

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(1)      49% owned by Dura Automotive Limited
(2) 11.6% owned by Dura Holding Germany GmbH and 68.4% owned by Dura Automotive Systemes Europe S.A.
(3)      97.5% owned by Moblan Investments BV and 2.5% owned by Spicebright
         Limited.
(4)      53% owned by Atwood Mobile Products, Inc.
(5)      13% owned by Trident Automotive Limited
(6)      57% owned by Spicebright and 43% owned by Moblan Investments, B.V.
(7) 50% owned by Dura Automotive Body & Glass Systems UK Ltd. And 50% owned by Dura Automotive Systems (Canada) Ltd.